ALLIANCE
                           --------------------------
                                VARIABLE PRODUCTS
                           --------------------------
                                   SERIES FUND
                           --------------------------
                                ALLIANCEBERNSTEIN
                           --------------------------
                            UTILITY INCOME PORTFOLIO
                           --------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                          ---------------------------

ALLIANCEBERNSTEIN UTILITY
INCOME PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund -- AllianceBernstein Utility Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry.

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for the one-year, five-year and since inception periods ended December 31, 2001.

1 Year                                                                   -22.50%
5 Years                                                                    9.94%
Since Inception (5/94)                                                    10.16%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Portfolio declined 13.66% for the six-month period and 22.50% for the 12-month period ended December 31, 2001, respectively. Though the Portfolio slightly underperformed the New York Stock Exchange (NYSE) Utility Index for the six-month period, it outperformed for the 12-month period. The NYSE Utility Index, which includes telecommunications and technology stocks in addition to electric and gas utilities, had a loss of 25.10% for the year 2001 and declined 12.42% over the past six months. The Portfolio's relative outperformance can be attributed to its more conservative holdings as compared to its benchmark.

MARKET OVERVIEW

2001 marked one of the toughest years historically for the electric industry. The past 12 months have witnessed the NASDAQ collapse, the slipping of the U.S. economy into recession and the worst terrorist attacks in U.S. history. These events have sent the broad market, represented by the Standard & Poor's (S&P) 500 Stock Index, down 11.89% over the 12-month period. While one may expect that utilities would weather the bear market better than other sectors within the economy, this assumption was not entirely true.

Certain groups, such as non-regulated electric power marketers and growth telecommunications services and equipment companies, saw much worse stock performance than the overall market. In the case of the telecommunications sector, this was a result of the slowing economy. The poor performance within the power marketers sector was primarily a response to an excess of new supply in generation. Power marketers were further affected by the California crisis in the first half of the year, following "guilt-by-association" with regards to Enron's declaration of bankruptcy in the latter part of 2001. For these reasons, our broad utility benchmark underperformed the S&P 500 Stock Index.

MARKET OUTLOOK

The fourth quarter witnessed a probable bottoming of the U.S. economy due to the slowdown in activity after the events of September 11. Steep inventory reductions, the fiscal stimulus of tax rebates, plus emergency spending and strong monetary easing should cause the economy to accelerate over the next 12 months. However, inflation is expected to remain benign. We, therefore, have adopted a relatively conservative position regarding financial instruments and stocks in particular. As always, we utilize a disciplined stock selection methodology in efforts to outperform the Portfolio's benchmark through any type of market environment.

We appreciate your investment in AllianceBernstein Utility Income Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Paul Rissman

Paul Rissman
Vice President and Portfolio Manager


/s/ Annie Tsao

Annie Tsao
Vice President and Portfolio Manager

ALLIANCEBERNSTEIN UTILITY
INCOME PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

[The following table was depicted as a mountain chart in the printed material.]

AB Utility Income Portfolio: $20,962
NYSE Utility Index: $15,944

                        Utility Portfolio                 NYSE Utility Index
-------------------------------------------------------------------------------
     5/31/94*               $10,000                            $10,000
     12/31/94               $ 9,960                            $ 9,593
     12/31/95               $12,096                            $12,227
     12/31/96               $13,049                            $12,566
     12/31/97               $16,404                            $16,205
     12/31/98               $20,326                            $21,559
     12/31/99               $24,270                            $24,711
     12/31/00               $27,048                            $21,296
     12/31/01               $20,962                            $15,944


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The New York Stock Exchange Utility Index (NYSE Utility) is composed of all utility issues traded on the Exchange.

--------------------------------------------------------------------------------

* Since closest month-end after Portfolio's inception. Inception date for the Portfolio is 5/10/94.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
TEN LARGEST HOLDINGS

December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
AT&T Corp.                                  $  3,440,450           5.5%
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                             3,255,552           5.2
--------------------------------------------------------------------------------
BellSouth Corp.                                3,114,223           5.0
--------------------------------------------------------------------------------
Verizon Communications, Inc.                   3,109,105           5.0
--------------------------------------------------------------------------------
SBC Communications, Inc.                       2,906,218           4.6
--------------------------------------------------------------------------------
Duke Power Energy Corp.                        2,544,048           4.0
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                              2,208,877           3.5
--------------------------------------------------------------------------------
FPL Group, Inc.                                1,985,280           3.2
--------------------------------------------------------------------------------
FirstEnergy Corp.                              1,783,980           2.8
--------------------------------------------------------------------------------
Allegheny Energy, Inc.                         1,695,096           2.7
                                            ------------         -----
--------------------------------------------------------------------------------
                                            $ 26,042,829          41.5%
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON & PREFERRED
   STOCKS-98.6%

UNITED STATES
   INVESTMENTS-87.9%
UTILITIES-70.9%
ELECTRIC & GAS
   UTILITIES-43.6%
AES Corp. (a) ..............................           100,400       $ 1,641,540
AGL Resources, Inc. ........................             6,100           140,422
Allegheny Energy, Inc. .....................            46,800         1,695,096
American Electric Power
   Co., Inc. ...............................            30,000         1,305,900
Cinergy Corp. ..............................            20,000           668,600
Cleco Corp. ................................             4,000            87,880
Consolidated Edison, Inc. ..................            23,600           952,496
Constellation Energy Group .................             6,000           159,300
Dominion Resources, Inc. ...................            22,000         1,322,200
DPL, Inc. ..................................            21,000           505,680
DTE Energy Co. .............................            32,889         1,379,365
Duke Power Energy Corp. ....................            64,800         2,544,048
Equitable Resources, Inc. ..................            24,200           824,494
FirstEnergy Corp. ..........................            51,000         1,783,980
FPL Group, Inc. ............................            35,200         1,985,280
KeySpan Corp. ..............................            15,100           523,215
Mirant Corp. (a) ...........................            28,000           448,560
Montana Power Co. ..........................            31,200           179,400
New Jersey Resources Corp. .................            13,200           617,760
Nisource, Inc. .............................            45,200         1,042,312
Nisource, Inc. pfd .........................             8,000           363,600
Northwest Natural Gas Co. ..................             5,250           133,875
NRG Energy, Inc. ...........................            39,200           607,600
NSTAR ......................................            28,000         1,255,800
People's Energy Corp. ......................             3,600           136,548
Pinnacle West Capital Corp. ................             9,500           397,575
Progress Energy, Inc. ......................            26,000         1,170,780
Public Service Enterprise
   Group, Inc. .............................            13,700           578,003
Questar Corp. ..............................             7,000           175,350
Reliant Energy, Inc. .......................            23,000           609,960
Reliant Resources, Inc. (a) ................             3,100            51,181
TXU Corp. ..................................            13,000           672,620
UtiliCorp United, Inc. .....................            30,000           755,100
Wisconsin Energy Corp. .....................            26,000           586,560
                                                                     -----------
                                                                      27,302,080
                                                                     -----------
TELEPHONE UTILITIES-25.4%
AT&T Corp. .................................           189,661         3,440,450
BellSouth Corp. ............................            81,631         3,114,223
Qwest Communications
   International, Inc. .....................            86,671         1,224,661
SBC Communications, Inc. ...................            74,195         2,906,218
Sprint Corp. (FON Group) ...................            80,248         1,611,380
Telephone & Data Systems,
   Inc .....................................             6,000           538,500
Verizon Communications,
   Inc .....................................            65,510         3,109,105
                                                                     -----------
                                                                      15,944,537
                                                                     -----------
MISCELLANEOUS-1.9%
Calpine Corp. (a) ..........................            69,400         1,165,226
                                                                     -----------
                                                                      44,411,843
                                                                     -----------
CONSUMER SERVICES-7.5%
BROADCASTING &
   CABLE-5.2%
Comcast Corp. Cl.A (a) .....................            90,432         3,255,552
                                                                     -----------

CELLULAR
   COMMUNICATIONS-2.3%
AT&T Wireless Services,
   Inc. (a) ................................           100,357         1,442,130
                                                                     -----------
                                                                       4,697,682
                                                                     -----------

ENERGY-6.8%
DOMESTIC
   PRODUCERS-0.3%
WGL Holdings, Inc. .........................             5,600           162,792
                                                                     -----------

PIPELINES-3.8%
El Paso Corp. ..............................            23,000         1,026,030
Kinder Morgan, Inc. ........................            11,500           640,435
Piedmont Natural Gas Co.,
   Inc .....................................             5,100           182,580
The Williams Cos., Inc. ....................            22,031           562,231
                                                                     -----------
                                                                       2,411,276
                                                                     -----------

MISCELLANEOUS-2.7%
Dynegy, Inc. Cl.A ..........................            66,200         1,688,100
                                                                     -----------
                                                                       4,262,168
                                                                     -----------

TECHNOLOGY-2.5%
COMMUNICATIONS
   EQUIPMENT-2.5%
Lucent Technologies,
   Inc. pfd. (a) (b) .......................            13,600         1,558,900
                                                                     -----------

MULTI INDUSTRY
   COMPANY-0.2%
Southwest Gas Corp. ........................             7,000           156,450
                                                                     -----------

Total United States Investments
   (cost $55,195,171) ......................                          55,087,043
                                                                     -----------
FOREIGN
   INVESTMENTS-10.7%
BRAZIL-0.3%
Companhia Paranaense de
   Energia-Copel pfd. (ADR) ................             4,700            36,895
Embratel Participacoes,
   S.A. (ADR) ..............................            13,700            56,992
Telesp Celular Participacoes,
   SA (ADR) ................................             7,400            68,524
                                                                     -----------
                                                                         162,411
                                                                     -----------

CANADA-0.3%
BCE, Inc. ..................................             8,700           198,360
                                                                     -----------

FINLAND-3.5%
Nokia Corp. (ADR) ..........................            90,048         2,208,877
                                                                     -----------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
FRANCE-0.1%
Equant NV (a) ..............................             3,300       $    33,858
   ADR .....................................             3,300            38,445
                                                                     -----------
                                                                          72,303
                                                                     -----------

HONG KONG-1.1%
China Mobile (Hong Kong),
   Ltd. (ADR) (a) ..........................            21,600           377,568
Hong Kong Electric Holdings,
   Ltd .....................................            81,000           301,241
                                                                     -----------
                                                                         678,809
                                                                     -----------

MEXICO-2.1%
America Movil, S.A. de C.V.
   Series L (ADR) ..........................            24,800           483,104
Telefonos de Mexico, SA
   Series L (ADR) ..........................            24,800           868,496
                                                                     -----------
                                                                       1,351,600
                                                                     -----------
SOUTH KOREA-0.5%
SK Telecom Co., Ltd. (ADR)  ................            15,701           339,456
                                                                     -----------
SPAIN-0.1%
Telefonica de Espana, SA
   (ADR) ...................................             1,555            62,324
                                                                     -----------

                                                      Shares or
                                                      Principal
                                                       Amount
Company                                                 (000)       U.S. $ Value
--------------------------------------------------------------------------------
UNITED KINGDOM-2.7%
Lattice Group Plc ..........................            89,500           202,980
National Grid Group Plc
   (ADR) ...................................            27,000           830,250
Vodafone Group Plc (ADR) ...................            24,640           632,755
                                                                     -----------
                                                                       1,665,985
                                                                     -----------
Total Foreign Investments
   (cost $5,787,781) .......................                           6,740,125
                                                                     -----------
Total Common &
   Preferred Stocks
   (cost $60,982,952) ......................                          61,827,168
                                                                     -----------

SHORT-TERM
   INVESTMENT-0.5%
TIME DEPOSIT-0.5%
State Street Euro Dollar
   1.25%, 1/02/02
   (cost $323,000) .........................              $323           323,000
                                                                     -----------

TOTAL INVESTMENTS-99.1%
   (cost $61,305,952) ......................                          62,150,168
Other assets less
   liabilities-0.9% ........................                             534,070
                                                                     -----------

NET ASSETS-100% ............................                         $62,684,238
                                                                     ===========

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2001, the aggregate market value of these securities amounted to $1,558,900 or 2.5% of net assets.

      Glossary

      ADR - American Depositary Receipt

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $61,305,952) ...   $ 62,150,168(a)
   Cash .....................................................            270
   Collateral held for securities loaned ....................      1,165,600
   Receivable for capital stock sold ........................        554,011
   Dividends and interest receivable ........................         51,873
                                                                ------------

   Total assets .............................................     63,921,922
                                                                ------------

LIABILITIES
   Payable for collateral received on securities loaned .....      1,165,600
   Advisory fee payable .....................................         38,695
   Payable for capital stock redeemed .......................            234
   Accrued expenses .........................................         33,155
                                                                ------------
   Total liabilities ........................................      1,237,684
                                                                ------------
NET ASSETS ..................................................   $ 62,684,238
                                                                ============

COMPOSITION OF NET ASSETS
   Capital stock, at par ....................................   $      3,726
   Additional paid-in capital ...............................     63,601,158
   Undistributed net investment income ......................        931,118
   Accumulated net realized loss on investment and foreign
     currency denominated assets and liabilities ............     (2,695,956)
   Net unrealized appreciation of investments ...............        844,192
                                                                ------------
                                                                $ 62,684,238
                                                                ============

Class A Shares
   Net assets ...............................................   $ 62,684,238
                                                                ============
   Shares of capital stock outstanding ......................      3,726,287
                                                                ============
   Net asset value per share ................................   $      16.82
                                                                ============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $1,130,040 (see Note F).

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $10,218) .......    $  1,495,974
   Interest ...................................................         115,340
                                                                   ------------

   Total investment income ....................................       1,611,314
                                                                   ------------

EXPENSES
   Advisory fee ...............................................         481,671
   Administrative .............................................          68,268
   Custodian ..................................................          64,579
   Audit and legal ............................................          28,558
   Printing ...................................................           1,404
   Directors' fees ............................................           1,399
   Transfer agency ............................................             944
   Miscellaneous ..............................................           5,761
                                                                   ------------
   Total expenses .............................................         652,584
                                                                   ------------
   Net investment income ......................................         958,730
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions ...............      (2,695,956)
   Net realized loss on foreign currency transactions .........            (251)
   Net change in unrealized appreciation/depreciation of:
     Investments ..............................................     (15,010,412)
     Foreign currency denominated assets and liabilities ......             (63)
                                                                   ------------
   Net loss on investment and foreign currency transactions ...     (17,706,682)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ....................    $(16,747,952)
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                               Year Ended      Year Ended
                                                                              December 31,    December 31,
                                                                                  2001            2000
                                                                              ============    ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ..................................................   $    958,730    $  2,432,550
   Net realized gain (loss) on investment and foreign currency transactions     (2,696,207)        407,220
   Net change in unrealized appreciation/depreciation of investments and
     foreign currency denominated assets and liabilities ..................    (15,010,475)      3,053,270
                                                                              ------------    ------------
   Net increase (decrease) in net assets from operations ..................    (16,747,952)      5,893,040
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ..............................................................     (2,428,492)       (819,857)
   Net realized gain on investments
     Class A ..............................................................       (421,791)     (2,301,907)
CAPITAL STOCK TRANSACTIONS
   Net increase ...........................................................     19,920,932      13,432,017
                                                                              ------------    ------------
   Total increase .........................................................        322,697      16,203,293
NET ASSETS
   Beginning of period ....................................................     62,361,541      46,158,248
                                                                              ------------    ------------
   End of period (including undistributed net investment income of
   $931,118 and $2,415,849, respectively) .................................   $ 62,684,238    $ 62,361,541
                                                                              ============    ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The AllianceBernstein Utility Income Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio was formerly known as Alliance Utility Income Portfolio. The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of December 31, 2001, the Portfolio had only Class A shares outstanding.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro rata basis by each outstanding class of shares, based on the proportionate

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)                               Alliance Variable Products Series Fund
================================================================================

interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and tax character of distributions, resulted in a net decrease in undistributed net investment income and a corresponding decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .75% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $68,268 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

Prior to May 1, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. Effective May 1, 2000, the Adviser determined not to extend the expense limitation undertaking of the Portfolio. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2001, the Portfolio received no such waivers/reimbursements.

Broker commissions paid on investment transactions for the year ended December 31, 2001 amounted to $94,324, of which $6,212 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $944 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:

Stocks and debt obligations ............................           $ 35,733,255
U.S. government and agencies ...........................                     -0-

Sales:

Stocks and debt obligations ............................           $ 15,150,439
U.S. government and agencies ...........................                     -0-

At December 31, 2001, the cost of investments for federal income tax purposes was $61,365,775. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation ..........................           $  7,025,242
Gross unrealized depreciation ..........................             (6,240,849)
                                                                   ------------
Net unrealized appreciation ............................           $    784,393
                                                                   ============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writ-

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)                               Alliance Variable Products Series Fund
================================================================================

ing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                            2001         2000
                                                         ==========   ==========

Distributions paid from :
   Ordinary income ...................................   $2,443,210   $  819,857
   Net long term capital gains .......................      407,073    2,301,907
                                                         ----------   ----------
Total taxable distributions ..........................    2,850,283    3,121,764
                                                         ----------   ----------
Total distributions paid .............................   $2,850,283   $3,121,764
                                                         ==========   ==========

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ..........................         $   931,118
                                                                 -----------
Accumulated earnings ...................................             931,118
Accumulated capital and other losses ...................          (2,636,133)(a)
Unrealized appreciation/(depreciation) .................             784,369(b)
                                                                 -----------
Total accumulated earnings/(deficit) ...................         $  (920,646)
                                                                 ===========

(a) On December 31, 2001, the portfolio had a net capital loss carryforward of $1,498,725 which will expire on December 31, 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, post October capital losses of $1,137,408.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2001, the Portfolio had loaned securities with a value of $1,130,040 and received cash collateral of $1,165,600. For the year ended December 31, 2001, the Portfolio received fee income of $722 which is included in interest income in the accompanying statement of operations.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 500,000,000 Class A shares of $.001 par value capital stock authorized. Transactions in capital stock were as follows:

                                   ============================    ============================
                                              Shares                          Amount
                                   ============================    ============================
                                    Year Ended      Year Ended      Year Ended      Year Ended
                                   December 31,    December 31,    December 31,    December 31,
                                       2001            2000            2001            2000
                                   ============    ============    ============    ============
Class A
Shares sold ....................      1,457,645         809,242    $ 28,698,030    $ 17,683,636
Shares issued in reinvestment of
   dividends and distributions .        139,446         148,091       2,850,282       3,121,764
Shares redeemed ................       (623,939)       (335,561)    (11,627,380)     (7,373,383)
                                   ------------    ------------    ------------    ------------
Net increase ...................        973,152         621,772    $ 19,920,932    $ 13,432,017
                                   ============    ============    ============    ============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        ===================================================================
                                                                                   CLASS A
                                                        ===================================================================
                                                                           Year Ended December 31,
                                                        ===================================================================
                                                          2001        2000           1999           1998           1997
                                                        =======     =======        =======        =======        ==========
Net asset value, beginning of period ................   $ 22.65     $ 21.66        $ 18.90        $ 15.67        $ 12.69
                                                        -------     -------        -------        -------        -------
Income From Investment Operations
Net investment income (a) ...........................       .29        1.01(b)         .41(b)         .37(b)         .38(b)
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions ................     (5.23)       1.36           3.19           3.31           2.84
                                                        -------     -------        -------        -------        -------
Net increase (decrease) in net asset value
   from operations ..................................     (4.94)       2.37           3.60           3.68           3.22
                                                        -------     -------        -------        -------        -------
Less: Dividends and Distributions
Dividends from net investment income ................      (.76)       (.36)          (.30)          (.31)          (.24)
Distributions from net realized gain on investments .      (.13)      (1.02)          (.54)          (.14)            -0-
                                                        -------     -------        -------        -------        -------
Total dividends and distributions ...................      (.89)      (1.38)          (.84)          (.45)          (.24)
                                                        -------     -------        -------        -------        -------
Net asset value, end of period ......................   $ 16.82     $ 22.65        $ 21.66        $ 18.90        $ 15.67
                                                        =======     =======        =======        =======        =======
Total Return
Total investment return based on net asset value (c)     (22.50)%     11.45%         19.40%         23.91%         25.71%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........   $62,684     $62,362        $46,158        $34,436        $20,347
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ......      1.02%       1.00%           .95%           .95%           .95%
   Expenses, before waivers and reimbursements ......      1.02%       1.04%          1.14%          1.35%          1.08%
   Net investment income ............................      1.49%       4.63%(b)       2.07%(b)       2.20%(b)       2.83%(b)
Portfolio turnover rate .............................        25%         18%            16%            20%            30%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
AllianceBernstein Utility Income Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Utility Income Portfolio, (the "Portfolio") (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Utility Income Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

New York, New York
February 12, 2002

Federal Income Tax Information (unaudited)
================================================================================

The Portfolio hereby designated $407,073 as long-term capital gain distributions during the taxable year ended December 31, 2001.

ALLIANCEBERNSTEIN UTILITY
INCOME PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

ALLIANCEBERNSTEIN UTILITY
INCOME PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                                COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                        OCCUPATION(S)                            OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                          DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,            President, Chief Operating Officer and                   113               None
1345 Avenue of the Americas,     a Director of ACMC, with which he has
New York, NY 10105 (12)          been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                Formerly an Executive Vice President and                  88          Ecolab Incorp.;
P.O. Box 4623,                   the Chief Insurance Officer of the Equitable                          BP Amoco Corp.
Stamford, CT 06903 (10)          Life Assurance Society of the United States;
                                 Chairman and Chief Executive Officer of Evlico;
                                 a Director of Avon, Tandem Financial Group and
                                 Donaldson, Lufkin & Jenrette Securities
                                 Corporation. She is currently a Director of
                                 Ecolab Incorporated (specialty chemicals) and
                                 BP Amoco Corporation (oil and gas).

David H. Dievler,#+ 72,          Independent consultant. Until December 1994,              94               None
P.O. Box 167,                    Senior Vice President of ACMC responsible
Spring Lake, New Jersey          for mutual fund administration. Prior to joining
07762 (12)                       ACMC in 1984, Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior
                                 to that, Senior Manager at Price Waterhouse
                                 & Co. Member of American Institute of
                                 Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,            Consultant. Currently, President of the Board             91               None
P.O. Box 12,                     of Save Venice, Inc. (preservation organization).
Annandale, New York              Formerly a Senior Advisor from June 1999 -
12504 (10)                       June 2000 and President from December 1989 -
                                 May 1999 of Historic Hudson Valley (historic
                                 preservation). Previously, Director of the
                                 National Academy of Design. During 1988-92,
                                 Director and Chairman of the Audit Committee of
                                 ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN UTILITY
INCOME PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                                COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                        OCCUPATION(S)                            OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                          DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+ 69,     Investment Adviser and an independent                    110              None
Room 100,                        consultant. Formerly Senior Manager of
2 Greenwich Plaza,               Barrett Associates, Inc., a registered
Greenwich, Connecticut           investment adviser, with which he had been
06830 (12)                       associated since prior to 1997. Formerly
                                 Deputy Comptroller of the State of New York
                                 and, prior thereto, Chief Investment Officer of
                                 the New York Bank for Savings.

Clifford L. Michel,#+ 62,        Senior Counsel of the law firm of Cahill                  91          Placer Dome, Inc.
St. Bernard's Road,              Gordon & Reindel, with which he has been
Gladstone, New Jersey            associated since prior to 1997. President
07934 (10)                       and Chief Executive Officer of Wenonah
                                 Development Company (investments) and
                                 a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,        Senior Counsel of the law firm of Orrick,                103              None
98 Hell's Peak Road,             Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)        Formerly a senior partner and a member of
                                 the Executive Committee of that firm. Member
                                 of the Municipal Securities Rulemaking
                                 Board and a Trustee of the Museum of the
                                 City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN UTILITY
INCOME PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

     NAME, ADDRESS*                   POSITION(S)                       PRINCIPAL OCCUPATION
         AND AGE                    HELD WITH FUND                      DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 56               Chairman & President         See biography above.

Kathleen A. Corbet, 42           Senior Vice President        Executive Vice President of ACMC, with which she has been associated since prior to 1997.

Alfred L. Harrison, 64           Senior Vice President        Vice Chairman of ACMC, with which he has been associated since prior to 1997.

Wayne D. Lyski, 60               Senior Vice President        Executive Vice President of ACMC, with which he has been associated with since prior to 1997.

Paul C. Rissman, 45              Vice President               Senior Vice President of ACMC, with which he has been associated since prior to 1997.

Annie Tsao, 49                   Vice President               Senior Vice President of ACMC, with which she has been associated since prior to 1997.

Edmund P. Bergan, Jr., 51        Secretary                    Senior Vice President and the General Counsel of Alliance Fund
                                                              Distributors, Inc. (AFD) and Alliance Global Investor Services Inc.
                                                              ("AGIS"), with which he has been associated since prior to 1997.

Mark D. Gersten, 51              Treasurer and                Senior Vice President of AGIS, with which he has been associated since
                                 Chief Financial Officer      prior to 1997.

Thomas R. Manley, 50             Controller                   Vice President of ACMC, with which he has been associated since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

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

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